              PROVIDENT FINANCIAL GROUP, INC. AND SUBSIDIARIES

EXHIBIT 99.2

                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly  Report of Provident  Financial Group,  Inc.  ("Provident") on
Form  10-Q  for  the  period  ending  March  31,  2003  (the  "Report"),  I,
Christopher  J.  Carey,  Chief  Financial  Officer  of  Provident,  certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully  complies  with the  requirements  of section  13(a) or
    15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material
    respects,   the  financial   condition  and  results  of  operations  of
    Provident.

/s/ Christopher J. Carey
------------------------
Christopher J. Carey
Chief Financial Officer

May 15, 2003

[A signed  original of this  written  statement  required by Section 906 has been  provided to Provident  Financial  Group,  Inc. and will be retained by
Provident Financial Group, Inc. and furnished to the Securities and Exchange
Commission or its staff upon request.]